BLACKROCK FUNDS V

BlackRock Low Duration Bond Portfolio

(the “Fund”)

Supplement dated November 24, 2020 to the

Statement of Additional Information (“SAI”),

dated January 28, 2020, as supplemented to date

On November 19, 2020, the Board of Trustees of BlackRock Funds V approved the appointment of BlackRock (Singapore) Limited as the sub-adviser of the Fund, pursuant to a separate sub-advisory agreement between BlackRock (Singapore) Limited and BlackRock Advisors, LLC with respect to the Fund. The addition of BlackRock (Singapore) Limited as the sub-adviser of the Fund is effective as of November 24, 2020.

The following change is made to the SAI:

The tenth paragraph in the section of the SAI entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

The Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BRS”) with respect to each of the Low Duration Bond Portfolio and the Core Bond Portfolio pursuant to which BRS receives for the services it provides for that portion of the Low Duration Bond Portfolio and the Core Bond Portfolio for which it serves as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreement with respect to the Low Duration Bond Portfolio and the Core Bond Portfolio, respectively.

Shareholders should retain this Supplement for future reference.

SAI-LOWD-1120SUP